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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Larry A. Mizel, Paris G. Reece, III, Michael Touff and Joseph H. Fretz, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-8 in connection with the offering by M.D.C. Holdings, Inc., a Delaware corporation (the "Company"), of 1,199,895 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), for issuance pursuant to the M.D.C. Holdings, Inc. Employee Equity Incentive Plan and the M.D.C. Holdings, Inc. Director Equity Incentive Plan, and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and sale of the Common Stock with Blue Sky authorities and with the New York Stock Exchange, Inc. and any other exchange on which the Common Stock is listed; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact lawfully do or cause be done by virtue hereof.


Date: January 20, 2003                       /s/ Larry A. Mizel
                                             ----------------------------------
                                             Larry A. Mizel

Date: January 20, 2003                       /s/ David D. Mandarich
                                             ----------------------------------
                                             David D. Mandarich

Date: January 20, 2003                       /s/ Paris G. Reece III
                                             ----------------------------------
                                             Paris G. Reece III

Date: January 20, 2003                       /s/ David Blackford
                                             ----------------------------------
                                             David Blackford

Date: January 20, 2003                       /s/ Steven J. Borick
                                             ----------------------------------
                                             Steven J. Borick

Date: January 20, 2003                       /s/ Herbert T. Buchwald
                                             ----------------------------------
                                             Herbert T. Buchwald

Date: January 20, 2003                       /s/ William B. Kemper
                                             ----------------------------------
                                             William B. Kemper